UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

346 Woodland Church Road Hertford, North Carolina	27944
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 12, 2007, Greens Worldwide Incorporated (the “Company”) announced the cancellation of its April 26 – 29, 2007 U.S. Pro Golf Tour event in Baton Rouge, Louisiana and the postponement of all future U.S. Pro Golf Tour and Players Tour events until such time that funding can be acquired to run its business for the remainder of 2007 and beyond.

The Company also announced that it will not be in a position to timely file its Annual Report on Form 10-KSB by April 17, 2007, until the Company obtains the necessary funding, including the cost of the report and accompanying audit.

A copy of the press release that the Company issued on April 12, 2007 with respect to these events is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date: April 17, 2007	By:	/s/ William A. Conwell
William A. Conwell
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 12, 2007.